                                                                   EXHIBIT 10.47


                              SECURITY AGREEMENT

          THIS SECURITY AGREEMENT (the "Agreement") is entered into by and among HealthCentral.com, a Delaware corporation (the "Debtor"), and the persons and organizations whose signatures appear below, as may be amended to include additional Purchasers pursuant to the Purchase Agreement (each a "Secured Party"
                                                                  -------------
and collectively the "Secured Parties"), effective as of May 10, 2001.  For
                      ---------------
purposes of this Agreement, the term "Secured Parties" includes all subsequent holders of Notes (as defined below). Any capitalized terms used herein but not defined herein shall have the meanings ascribed to them in that certain Note and Warrant Purchase Agreement, dated May 10, 2001 by and among the Debtor and the Secured Parties (the "Purchase Agreement").
                      ------------------

          In consideration of the mutual promises contained herein, and as an inducement to the Debtor to repay to the Secured Parties the amounts reflected by the Notes (as defined below), the parties agree as follows:

          1.  Creation of a Security Interest.  As security for payment of the
              -------------------------------
Indebtedness (as defined below) of Debtor to the Secured Parties when and as due, Debtor hereby grants the Secured Parties a security interest in the collateral described in Section 2 below (the "Collateral"). For purposes of this Agreement, "Indebtedness" shall mean all obligations and liabilities of Debtor to Secured Parties under this Agreement, the Purchase Agreement and the Notes, including any extensions, modifications or renewals thereof. The security interest granted hereby (the "Security Interest") shall be and remain a
                                       -----------------
first and prior security interest in all of the Collateral.

          2.  Collateral.  The Collateral that is subject to the security
              ----------
interest created hereby consists of all of the Debtor's right, title and interest in and to: (i) all accounts receivable and (ii) all inventory, now owned or hereafter acquired, including without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Debtor's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Debtor's books relating to any of the foregoing, and other proceeds thereof which arise from the sale, lease, transfer or other use or disposition of any of the foregoing or proceeds thereof and all proceeds of any type described above acquired with cash proceeds.

          3.  Debtor's Obligation.  The Debtor shall pay to the Secured Parties
              -------------------
all amounts due and owing to the Secured Parties under the Notes both as to principal and as to interest, in accordance with the terms of same, when and as the same become due.

          4.  Protection of the Collateral.  Until such time as the principal
              ----------------------------
and interest of the Notes has been paid in full, the Debtor shall not create any lien or encumbrance in the Collateral, except for any liens that are subordinated to Secured Parties' security interest in the Collateral.

          5.  Debtor's Right to Possession.  Until default, Debtor may have
              ----------------------------
possession and beneficial use of all the Collateral and may use it in any lawful manner consistent with this Security

Agreement, provided that Debtor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by the Secured Parties is required by law to perfect the Secured Parties' security interest in such Collateral. If the Secured Parties at any time have possession of any Collateral, whether before or after an Event of Default, the Secured Parties shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if the Secured Parties take such action for that purpose as Debtor shall request or as Secured Parties, in Secured Parties' sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Debtor shall not of itself be deemed to be a failure to exercise reasonable care. The Secured Parties shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Collateral.

          6.   Default.  Each of the following events shall be defined as an
               -------
"Event of Default" hereunder:

               (i) Default in the payment of the principal or interest of the Notes when due and Debtor fails to cure such default within five (5) days; or

               (ii) if the outstanding amount of principal under the Notes exceeds the sum of (1) fifty percent (50%) of the inventory as stated in the Company's latest monthly inventory and accounts receivable report (the "Inventory/A/R Report"), as reported to the Securied Parties, plus (ii) eighty
 --------------------
percent (80%) of the accounts receivable that are not more than 90 days past due, net of reserves as stated in the Company's latest Inventory/A/R Report, as reported to the Secured Parties, and the Company does not cure such default within ten (10) days thereafter; or

               (iii) The institution by the Debtor of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the Federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, or other similar official, of the Debtor, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors generally, or the admission by it in writing of its inability to pay its debts generally as they become due or the taking of corporate action by the Debtor in furtherance of any such action; or

               (iv) If, within 60 days after the commencement of an action against the Debtor seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been dismissed or all orders of proceedings thereunder affecting the operations or the business of the Debtor stayed, or if the stay or any such order or proceeding shall thereafter be set aside, or if, within 60 days after the appointment without the consent or acquiescence of the Debtor of any trustee, receiver or liquidator of the Debtor, or of all or a substantial part of the properties of the Debtor, such appointment shall not have been vacated.

          7.   Rights of Secured Parties.
               -------------------------

          (a)  Rights as to Other Secured Parties.  Notwithstanding otherwise
               ----------------------------------
governing law with respect to the priority of security interests, all Secured Parties shall, as between and among themselves, have the same and equal priority in and to the Collateral, and all Secured Parties shall share the Collateral or the proceeds thereof on a pro rata basis, based on the amount of Debtor's outstanding Indebtedness to each Secured Party under the Notes.

          (b)  Rights as to Debtor and Collateral.
               ----------------------------------

               (i) Upon the occurrence of any Event of Default, a majority in interest (a "Majority in Interest") of the Secured Parties shall be entitled to declare any Indebtedness secured hereby immediately due and payable without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character.
In addition to the right of acceleration granted herein, and all other rights of the Secured Parties, the Secured Parties shall be entitled to any and all remedies available under the Uniform Commercial Code in force in the State of California as of the date hereof, applied pro rata based on each Secured Party's interest in the then unpaid Indebtedness. Without limitation of any of the foregoing, upon an Event of Default, a Majority in Interest of the Secured Parties may, at any time and from time to time, with or without the aid or assistance of others, enter upon the premises of Debtor and, without resistance or interference by the Debtor, take possession of the Collateral or dispose of any part or all of the Collateral on any such premises; or require the Debtor to assemble and make available to the Secured Parties at the expense of the Debtor any part or all of the Collateral at any place or time designated by the Secured Parties which is reasonably convenient to the Debtor and the Secured Parties. The rights of the Secured Parties hereunder shall be cumulative. For purposes of this Agreement, the term "Majority in Interest" means, at any time, those Secured Parties which together hold more than 50% of the aggregate unpaid principal and interest amount outstanding under the Notes.

               (ii) At least a Majority in Interest of the Secured Parties shall give Debtor notice of the time and place of any public sale of the Collateral or of the time on or after which any private sale or other intended disposition is to be consummated, which notice shall be mailed, by first class mail, postage prepaid, to Debtor in the manner set forth in Section 13(b) hereof at least ten days prior to the time of such sale or other intended disposition.

               (iii) Each purchaser at any sale of the Collateral shall hold the property sold absolutely free from any claim or right on the part of Debtor, and Debtor hereby waives, to the extent permitted by law, any right which it may have to demand a hearing or other judicial or administrative proceeding prior to the enforcement by Secured Parties of any of their rights and remedies hereunder. Any public or private sale of the Collateral or any part of it shall be held at such time or times within ordinary business hours and at such place or places as Secured Parties may fix in the notice of sale, and at any such sale the Collateral, or the portion thereof to be sold, may be sold in one lot, as an entirety or in separate parcels, as Secured Parties (in their sole and absolute discretion) may determine. If permitted by law, Secured Parties may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral.

               (iv) Secured Parties shall not be obligated to make any sale of the Collateral, or any part of it, if a Majority in Interest of the Secured Parties determine not to do so, regardless of the fact that notice of sale of the Collateral may have been given. A Majority in

Interest of the Secured Parties may, without notice or publication, adjourn a public or private sale of the Collateral, or cause the same to be adjourned from time to time by announcement, at the time and place fixed for sale, and such sale may, without further notice be made at the time and place to which the same was so adjourned.

          (c)  Inspection Rights.  Debtor shall permit the Secured Parties and
               -----------------
their designees at reasonable times and from time to time to inspect the Collateral, wherever located.

          (d)  Fees and Costs.  Upon any Event of Default, Debtor shall pay all
               --------------
costs and expenses, including reasonable attorneys' fees, incurred by Secured Parties in the preservation, realization, enforcement or exercise of any of the Secured Parties' rights under this Security Agreement.

     8.   Application of the Proceeds.  All proceeds of any sale of the
          ---------------------------
Collateral by Secured Parties pursuant to Section 7 shall be applied as follows:

          First, to the payment of all fees and expenses incurred by Secured Parties in connection with any such sale, including, but not limited to, the expenses of taking, advertising, processing and preparing the Collateral to be sold, all court costs and reasonable fees of counsel for Secured Parties in connection therewith;

          Second, to the payment of accrued interest, if any, on the Notes, to the date of receipt of such proceeds, on a pro rata basis, based on each Secured Party's respective interest in the then unpaid Indebtedness;

          Third, to the payment of the outstanding principal balance of the Notes, on a pro rata basis, based on each Secured Party's interest in the then unpaid Indebtedness; and

          Fourth, to Debtor.

     9.   Further Assurances.  Upon execution of this Security Agreement, Debtor
          ------------------
and the Secured Parties shall execute, and Debtor shall promptly thereafter file, a financing statement on Form UCC-1 with respect to the Collateral. In addition, at the request of the Secured Parties, the Debtor will promptly make, execute, deliver, record, register or file all such financing statements, continuation statements and amendments thereto, and other instruments, acts, pledges, assignments and transfers (or cause the same to be done) and will deliver to the Secured Parties such instruments constituting or evidencing items of the Collateral as may be reasonably requested by the Secured Parties to better assure them with respect to the security interests granted pursuant to this Agreement. The Debtor will cause all security instruments, notices and financing statements to be duly registered, recorded and filed and to be duly re-registered, re-recorded and refiled at the time and in the places now or hereafter required by all applicable laws for the proper maintenance of the validity and priority of the security interests and liens given as described above, and will pay all fees, charges, or taxes imposed with respect to any such registration, recording or filing.

     10.  Power of Attorney.  Each Secured Party hereby appoints irrevocably Leo
          -----------------
B. Helzel as its or his true and lawful attorney-in-fact with full power of substitution to execute on behalf of such Secured Party a financing statement covering the Collateral, and any and all financing statements, continuation statements and amendments thereto and all releases and termination statements relating thereto as may be designated in writing by a Majority in Interest of the Secured Parties.

     11.  Termination of the Security Interest.  The security interest created
          ------------------------------------
pursuant to this Agreement shall terminate upon payment, satisfaction, or cancellation of all Indebtedness to the Secured Parties.

     12.  Miscellaneous.
          -------------

          (a) Secured Parties may delay exercising, or omit to exercise, any right or remedy under this Agreement without waiving that or any past, present or future right or remedy. Neither this Agreement, nor any term hereof, may be amended, waived, discharged or terminated except by means of an agreement in writing signed by the Debtor and a Majority in Interest of the Secured Parties.

          (b) All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed by first-class mail, postage prepaid, to the parties at the addresses set forth below (or such other address as shall be given in writing by either party to the others). Notices sent by mail shall be deemed delivered four days after deposit with postal authorities.

          (c) This Agreement shall bind and inure to the benefit of the parties, their legal representatives, successors and assigns.

          (d) This Agreement and its performance shall be governed by the laws of the State of California, without regard to conflicts of law principles.

          (e) This Agreement may be executed in counterparts, all of which taken together shall constitute one and the same instrument, by signing any such counterpart.

          (f) This Agreement and the Purchase Agreement (and all exhibits thereto) constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first above written.

DEBTOR:                             HEALTHCENTRAL.COM



                                    By:    /s/ C. Fred Toney
                                           ---------------------------------

                                    Title: President & CEO
                                           ---------------------------------

                                    Address:  6005 Shellmound Street
                                              ------------------------------
                                              Suite 250
                                              ------------------------------
                                              Emeryville, CA  94608
                                              ------------------------------


SECURED PARTIES                     PORRIDGE, LLC

                                    By:    /s/ Arthur J. Samberg
                                           ---------------------------------

                                    Title: Managing Partner
                                           ---------------------------------



                                    PAW OFFSHORE FUND, LTD.

                                    By:    /s/ John Ernenwein
                                           ---------------------------------

                                    Title: Chief Op. Officer of Inv. Advisor
                                           ---------------------------------


                                    PAW PARTNERS , LP.

                                    By:    /s/ John Ernenwein
                                           ---------------------------------

                                    Title: Chief Op. Officer of G.P.
                                           ---------------------------------


                                    HELZEL KIRSHMAN, L.P.

                                    By:    /s/ Lawrence B. Helzel
                                           ---------------------------------

                                    Title: General Partner
                                           ---------------------------------

                                    HORNTHAL LIVING TRUST

                                    By:    /s/ James Hornthal
                                           ---------------------------------

                                    Title: Trustee
                                           ---------------------------------


                                    C. FRED TONEY

                                    By:    /s/ C. Fred Toney
                                           ---------------------------------

                                    Title:__________________________________


                                    BANK ONE TRUST COMPANY, N.A. AS TRUSTEE OF
                                    RONALD L. CHEZ IRA

                                    By:    /s/ Ruth A. Schaumberger
                                           ----------------------------------

                                    Title: Vice President
                                           ----------------------------------


                                    LEO B. AND FLORENCE HELZEL LIVING TRUST

                                    By:    /s/ Leo B. Helzel
                                           ----------------------------------

                                    Title: Trustee
                                           ----------------------------------


                                    HENRY F. BANNISTER

                                    By:    /s/ Henry F. Bannister
                                           ----------------------------------

                                    Title: __________________________________


                                   THE LEONARD AND DENA OPPENHEIM REVOCABLE
                                   TRUST DATED 1/6/00

                                    By:    /s/ Leonard A. Oppenheim
                                           ----------------------------------

                                    Title: Trustee
                                           ----------------------------------

                                    LARRY ZALK

                                    By:    /s/ Larry Zalk
                                           ---------------------------------

                                    Title: _________________________________


                                    UBS PAINEWEBBER INC., NOT IN ITS CORPORATE
                                    CAPACITY BUT SOLELY AS CUSTODIAN FOR THE
                                    INDIVIDUAL RETIREMENT ACCOUNT OF CHARLES
                                    FREDERICK TONEY JR.

                                    By:    /s/ Stephen Massocca
                                           ---------------------------------

                                    Title: President
                                           ---------------------------------


                                    THE KEVIN R.E. CASTNER SEPARATE PROPERTY
                                    REVOCABLE TRUST, DATED FEBRUARY 16, 2001

                                    By:    /s/ Kevin R.E. Castner
                                           ---------------------------------

                                    Title: Trustee
                                           ---------------------------------